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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          BUTLER MANUFACTURING COMPANY
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)

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The following press release was issued by Butler Manufacturing Company on April
19, 2004:

BUTLER MANUFACTURING COMPANY FILLS INFORMATION GAPS LEFT BY ROBERTSON-CECO OFFER; CONFIRMS LACK OF COMMITTED FUNDING WITH SEC FILING

         KANSAS CITY, MO, April 19, 2004 - As promised, Butler Manufacturing Company (NYSE:BBR) today filed with the SEC the complete information provided to it by Robertson-Ceco on April 16, 2004.

         "This information clearly provides no commitments for funding," said John Holland, Chairman and CEO of Butler, "and we wanted our stockholders to see exactly what was provided to us by Robertson-Ceco. Robertson-Ceco has yet to provide credible support for its financial ability or a process to complete an acquisition of Butler promptly, if ever."

         Investors can review the additional filing at www.sec.gov by searching "Butler Manufacturing Company" under "Search for Company Filings" or go to www.butlermfg.org/investors and click on SEC Filings.

         At the special meeting of stockholders scheduled for Tuesday, April 27, 2004, Butler stockholders are being asked to vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated February 15, 2004, pursuant to which BlueScope Steel Limited has agreed to acquire Butler for $22.50 in cash per share.

         "Our Board of Directors continues to recommend that Butler stockholders vote for approval and adoption of the BlueScope Steel merger agreement," said Holland. "We are convinced that the merger with BlueScope is the best available transaction for our stockholders."

         Stockholders with questions or comments may contact John Holland at Butler or MacKenzie Partners, Inc., Butler's proxy solicitor, at 800-322-2885 or 212-929-5500 (call collect).

         Butler Manufacturing Company is the world's leading producer of pre-engineered building systems, a leading supplier of architectural aluminum systems and components, and provides construction and real estate services for the nonresidential construction market.

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Statements in this press release concerning the company's business outlook or future economic performance; anticipated profitability, revenues, expenses or other financial items, together with other statements that are not historical facts, are "forward-looking statements" as that term is defined under the Federal Securities Laws. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in such statements. Such risks and uncertainties include, but are not limited to, industry cyclicality, fluctuations in customer demand and order pattern, the seasonal nature of the business, changes in pricing or other actions by competitors, and general economic conditions, as well as other risks detailed in the company's 2003 Annual Report to the Securities and Exchange Commission on page 4.